CUSIP No. 898 600 101                13D                     Page 14 of 15 Pages

                                   Exhibit 3

                             JOINT FILING AGREEMENT

     The undersigned each agree that (i) that certain Amendment No. 1 to the statement on Schedule 13D relating to the Common Stock, par value $.01 per share, of Tuboscope Vetco International Corporation is filed on behalf on each of them, (ii) such Statement on Schedule 13D is adopted and filed on behalf of each of them, (iii) all future amendments to such Statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iv) the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such Statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

     EXECUTED as of May 2, 1996.

                              SCF-III, L.P.

                              By:   SCF-II, L.P.

                                    By:  L.E. Simmons & Associates, Incorporated
                                          By:   /s/  L. E. Simmons
                                              ---------------------------
                                              L.E. Simmons, President

                              SCF-II, L.P.

                              By:   L.E. Simmons & Associates, Incorporated

                                    By:   /s/  L. E. Simmons
                                       ---------------------
                                         L.E. Simmons, President

                              D.O.S. PARTNERS, L.P.

                              By:   SCF Partners, L.P.

                                    By:  L.E. Simmons & Associates, Incorporated

                                    By: /s/  L. E. Simmons
                                       -------------------------------
                                       L.E. Simmons, President

                              SCF PARTNERS, L.P.

                              By: L.E. Simmons & Associates, Incorporated

                                  By:  /s/  L. E. Simmons
                                      -------------------------------
                                      L.E. Simmons, President


                              L.E. SIMMONS & ASSOCIATES, INCORPORATED

                              By:   /s/  L. E. Simmons
                                 ---------------------
                                    L.E. Simmons, President

                                    /s/  L. E. Simmons
                                 ---------------------
                                    L.E. Simmons

                                   SCHEDULE A

                    List of Directors and Executive Officers


NAME AND ADDRESS                               POSITION              CITIZENSHIP  PRINCIPAL OCCUPATION
- ----------------                              ----------             -----------  ---------------------
Mr. L.E. Simmons                   Director, Chairman and President  U.S.         Investment Management
SCF Partners
600 Travis Street, Suite 6600
Houston, TX  77002

Mr. Russell B. Hawkins             Director                          U.S.         Investment Management
Fayez Sarofim & Co.
Two Houston Center, Suite 2907
Houston, TX  77010

Ms. Patricia B. Melcher            Director                          U.S.         Investment Management
Sandefer Capital Partners, Inc.
909 Fannin, Suite 3250
Houston, TX  77010

Mr. Gary L. Rosenthal              Director                          U.S.         Personal Investments
Heaney Rosenthal Inc.
8 Greenway Plaza, Suite 714
Houston, TX  77046

Mr. David C. Baldwin               Vice President                    U.S.         Investment Management
SCF Partners
600 Travis Street, Suite 6600
Houston, TX  77002

Mr. Anthony F. DeLuca              Vice President and Treasurer      U.S.         Investment Management
SCF Partners
600 Travis Street, Suite 6600
Houston, TX  77002

Mr. Andrew L. Waite                Vice President                    U.S.         Investment Management
SCF Partners
600 Travis Street, Suite 6600
Houston, TX  77002

Ms. Michelle E. Hicks              Secretary                         U.S.         Corporate Counsel
SCF Partners
600 Travis Street, Suite 6600
Houston, TX 77002

Ms. Melinda A. Naugle              Assistant Secretary               U.S.         Executive Assistant
SCF Partners
600 Travis Street, Suite 6600
Houston, TX 77002